EXHIBIT 99.1

 June 2019  Investor Presentation  Driving Value to Dermatology Partners  Matching Patients with Clinics

 This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks, uncertainties and other factors.   All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements of the plans, strategies and objectives of management for future operations; any statements regarding revenue growth, product development, product extensions, product integration or product marketing; any statements regarding continued compliance with government regulations, changing legislation, insurance or regulatory environments; any statements of expectation or belief and any statements of assumptions underlying any of the foregoing; any are risks and uncertainties related to successfully integrating the products and employees of the Company, as well as the ability to ensure continued regulatory compliance, performance and/or market growth.  In addition there are risks to statements relating to historical contingent and potential liabilities related to sales and use taxes as well as potential derivative liabilities, the timing and outcome of the completion of our financial statements for the year ended December 31, 2018, the timing of the filing of form 10-K and the completion of the review of the quarter ended March 31, 2019, and regaining compliance with NASDAQ compliance requirements. These risks, uncertainties and other factors, and the general risks associated with the businesses of the Company described in the reports and other documents filed with the SEC, could cause actual results to differ materially from those referred to, implied or expressed in the forward-looking statements.  The Company cautions readers not to rely on these forward-looking statements.  All forward-looking statements are based on information currently available to the Company and are qualified in their entirety by this cautionary statement.  The Company anticipates that subsequent events and developments will cause its views to change.  The information contained in this presentation speaks as of the date hereof and the Company has or undertakes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.   Safe Harbor Statement  2

STRATA Investment Highlights



A Win-Win-Win Company

- For patients – safest, most effective, no side effects
- For clinics – stable increased revenue base
- For Payers – the least expensive treatment available

Excimer Laser Technology for Dermatology Indications

Psoriasis, Vitiligo, Atopic Dermatitis and Leukoderma

Large Market Opportunity

- 35 Million domestic patients – $6 Billion annual revenue
- Treatment modality use growing > 25%/year
- 25% target clinic penetration

Unique and Proven Business Model

- Best in class XTRAC® and VTRAC® Excimer Laser technologies
- Recurring revenue driven by DTC
- Providing "business in a box" for dermatology practices
- Growing Install base – low hanging fruit

STRATA SKIN SCIENCES

DTC – Direct To Consumer awareness and advertising

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The Market Opportunity

Over 35 million domestic and 100 million Global potential patients

- $6 Billion domestic opportunity

Established reimbursement rate

- $150-$250 reimbursement based on body surface area affected - 3 Excimer specific CPT Codes (96920, 96921, 96922)
- Average of 23 treatments per patient -Patient Lifetime Value ~ $4,000

Proven Double Digit Growth

- Over 25% annual procedure growth
- XTRAC is available in ~900 (out of 5000 clinical dermatology) clinics

Plaque Psoriasis



Vitiligo



Erythrodermic Psoriasis





STRATA SKIN SCIENCES

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Excimer laser use grew at ~30% annual rate in the US over last 15 years



Phototherapy Utilization by HCPCS Code, 2000 - 2015
Annual Utilization (Frequency)
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
30%
Annualized Growth
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

	Service Definition	Annual Growth Rate
96922	Excimer laser: >500 cm²	25%
96921	Excimer laser: 250-500 cm²	28%
96920	Excimer laser: <250 cm²	30%
96912	PUVA	-9%
96910	UVB with mineral oil	6%
96900	UVB without mineral oil	3%

Historical phototherapy utilization. Trend in phototherapy utilization among Medicare beneficiaries by billing code across all providers, 2000 to 2015. *HCPCS*, Healthcare Common Procedure Coding System; *PUVA*, psoralen plus ultraviolet A; *UVB*, ultraviolet B.

STRATA
SKIN SCIENCES

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 Continuous technology investment and business growth  510 (K) FDA Approval            AL-7000                      Ultra  Velocity 400  Velocity 700  Velocity 7 Series   S3  2000  2005  2008  2010  2014  2018  CPT code Approval    DTC platform creation    510 (K) FDA Approval (MMD)*    Full Insurance Reimbursement    2012  *MMD tip is a diagnostic accessory for XTRAC used in optimal therapeutic dose (OTD) protocol that helps patients achieve Optimal Clinical Outcomes leading to increased Patient Retention   6

 XTRAC is to excimer what Xerox is to photocopy          Over 150 peer-reviewed published clinical-studiesMultiple academic institutes in U.S. use XTRAC  Over 2,000 device installed base worldwideOver 1,000 dermatology practices in the U.S have XTRAC providing device access to over 3,000 dermatology providers  Over 5 Million treatments performedMore than 500,000 patients treated  Best in class excimer technologyLatest product launched in 2018 with advanced featuresOnly platform with Vitiligo and OTD protocol  1  4  2  3  7

 Partner academic institutes    8

How XTRAC Works - Psoriasis

Clinical Protocol – 6.2 treatments to PASI75


Baseline


After 2 tx


After 4 tx

Beam of UVB light applied to the affected area	UVB light induces apoptosis of the keratinocytes and T cells in the dermis	Promotes immunosuppression	Induces alterations in cytokine profile	150+ peer reviewed published clinical studies

PASI - A **75%** reduction in the **Psoriasis** Area and Severity Index (**PASI**) score (**PASI 75**) is the current benchmark of primary endpoints for most clinical trials of **psoriasis**.

STRATA SKIN SCIENCES

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 How XTRAC Works - Vitiligo  10  Long-term skin condition characterized by patches of skin losing its pigment Disease is believed to be due to genetic susceptibility where the autoimmune disease is then triggeredPotentially the immune system is attacking and destroying melanocytes of the skinLife-altering disease that leads to low self esteem UVB light reduces the immune system’s attack on the melanocytes and enhances the migration and proliferation of melanocytes resulting in re-pigmentation  EXCLUSIVE LICENSE FOR TREATMENT USING EXCIMER LASER

XTRAC Revenue Funnel



Clinic Appointments
DTC Appointments
RDX
Treatment
8n6 Protocol
Fee Per Use



DTC ADVERTISING
INTEREST CREATION
IN-HOUSE CALL CENTER
ASSIGNING A DOCTOR
INSURANCE ADVOCACY
PARTNER PATIENT APPOINTMENT
VERIFY APPOINTMENT
Prescription of treatment
TREATMENT
VERIFY XTRAC TREATMENT
REOCCURRENCE
WIN WIN WIN
DOCTOR PATIENT STRATA
(AND PAYER)

*RDX – Reimbursement Database XTRAC (proprietary system)

STRATA SKIN SCIENCES

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     DTC advertisement is generating word of mouth for XTRAC through ‘Shares’ and ‘Comments’  12

 Lead Generation is a Business Driver  Patient leads in one quarterLeads turn into appointmentsAppointments lead to XTRAC partner revenueOther revenue for the partner clinicRevenue for STRATA  13  NYC, NJ, Long Island

International Market: Installed Base


devices
870
1
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Strategic Growth Target

OUS sales are through distribution with no current recurring revenue model applied

Major Markets – China, Japan, Saudi Arabia, South Korea

Insurance covered in most markets

Usage/device higher than domestic market – untapped potential in U.S.

1,300 OUS devices sold and in service

STRATA
SKIN SCIENCES

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 Maximizing Dermatologist Partner Clinical Revenue  Data collected directly from the lasers demonstrates the importance of following treatment guidelines   Revenue = # of lasers x # of treatments/pt x # patients x cost/tx x recurrence factor  15

XTRAC creates significant recurring revenue for the partners

CPT CODE	Description	2018 National Average Medicare Payment Rate
96920	Laser treatment for inflammatory skin diseases, (psoriasis); total area less than 250 sq cm	$168.12
96921	Laser treatment for inflammatory skin diseases, (psoriasis); total area between 250 – 500 sq cm	$184.32
96922	Laser treatment for inflammatory skin diseases, (psoriasis); total area greater than 500 sq cm	$250.92

Number of Treatments / Weeks	20	30
# of Weeks / Year	48	48
Total # of Treatments / Year	960	1,440
Average Revenue Per Treatment	$186	$186
Physician Gross Revenue (Annual)	**$178,485**	**$267,728**

Treatment	Patient Type	Reimbursement Details	Annual Revenue per Patient	Can be delegated**
XTRAC	Mild / moderate / severe	CPT Code 96920-96922 ($168-$251) average $186; 16 tx/course (2/yr) and Office Visit -$70 (2/Yr)	$6,092	✓
Phototherapy*	Moderate / severe	Office visit - $70 (2/yr)	$140	X
Biologics	Moderate / severe	Office visit - $70 (6/yr)	$420	X
Systemics	Moderate / severe	Office visit - $70 (3/yr)	$210	X
Topicals	Mild / moderate	Office visit - $70 (3/yr)	$210	X

*Phototherapy Center Revenue – CPT Code 96910 $40 per tx; 30 tx/course (2/yr) - $2,400
**Subjected to state legislation

STRATA SKIN SCIENCES

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 Domestic Market: Installed Base  Overview  754 Partner XTRAC clinics  150+ sold XTRAC  4 Regions  24 Sales Territories  15 Field Service Techs  In-house call center to qualify leadsOnly one competitor in U.S.  17  Territories color coded

 Proven Turnaround Strategy – Install Base and Utilization Growth  * STRATA bought XTRAC business from PhotoMedex in 2015  18  Note the numbers prior to Jan 1, 2018 do not reflect adjustments for the adoption of ASC 606  Q1 ’19 average revenue - 16% growth over Q1 ‘18

 DTC – The Driver for Recurring Revenue Growth  19   Q1 ’19 qtr. revenue - 17% growth over Q1 ‘18  * STRATA bought XTRAC business from PhotoMedex in 2015  Note the numbers prior to Jan 1, 2018 do not reflect adjustments for the adoption of ASC 606

 Install Base Growth Drivers   20  1,570 clinics owned by 58 roll-up groups151 (9.5%) of which are XTRAC partnersStrata signs strategic expansion agreements with major groups  Expansion into roll-up groups  Comebacks  300-400 Clinics own Excimer lasers Conversion to an XTRAC partner clinic = immediate revenue15 Comebacks in 2018 (compared to 4 in 2017)5 Comebacks in Q1 2019  754  1,570  151

 Recent Financial Highlights  Q1 2019Q4 2018Q3 2018  21  Total Revenue  $7.9 million  +8% versus Q3 2017  Recurring XTRAC Revenue  $5.6 million  +1% versus Q3 2017  Gross Margin  61%  +6% versus Q3 2017  Dermatology Recurring Procedures Revenue Margin  68%  +6% versus Q3 2017  Cash and Cash Equivalents  $15.9 million    Total Revenue  $8.1 million  -4% versus Q4 2017  Recurring XTRAC Revenue  $6.0 million  +10% versus Q4 2017  Gross Margin  67%  +17% versus Q4 2017  Dermatology Recurring Procedures Revenue Margin  73%  +24% versus Q4 2017  Cash and Cash Equivalents  $16.5 million    Total Revenue  $7.4 million  +15% versus Q1 2018  Recurring XTRAC Revenue  $5.3 million  +17% versus Q1 2018  Gross Margin  62%  +13% versus Q1 2018  Dermatology Recurring Procedures Revenue Margin  66%  +9% versus Q1 2018  Cash and Cash Equivalents  $16.4 million

 Financial Profile Shares and Share Equivalents – Market cap*- $77M  (As of June 4, 2019)  * On an as converted basis of the convertible preferred stock** Does not include 2.1M warrants with a weighted average exercise price of $5.41 as of March 31, 2019 of which 1.4M expire by July 2019** Does not include 4.3M options with a weighted average exercise price of $2.02  Common stock outstanding   31.1M   Series C preferred shares*    2.5M       Total**   33.6M  22

STRATA Investment Highlights



A Win-Win-Win Company
- For patients – safest, most effective, no side effects
- For clinics – stable increased revenue base
- For Payers – the least expensive treatment available

Excimer Laser Technology for Dermatology Indications
Psoriasis, Vitiligo, Atopic Dermatitis and Leukoderma

Large Market Opportunity
- 35 Million domestic patients – $6 Billion annual revenue
- Treatment modality use growing > 25%/year
- 25% target clinic penetration

Unique and Proven Business Model
- Best in class XTRAC® and VTRAC® Excimer Laser technologies
- Recurring revenue driven by DTC
- Providing "business in a box" for dermatology practices
- Growing Install base – low hanging fruit

STRATA SKIN SCIENCES

DTC – Direct To Consumer awareness and advertising

23

 June 2019  Investor Presentation  Driving Value to Dermatology Partners  Matching Patients with Clinics  24

 Appendix  25

 XTRAC helps patients Live Clear, Live Free…    https://youtu.be/GdMBliZYy70  26

Sample studies from 150+ clinical studies

Multicenter Psoriasis Study[1]

124 patients were enrolled and 80 completed the protocol. 72% achieved at least **75% clearing in an average of 6.2 treatments**. 84% of patients reached improvement of 75% or better after 10 or fewer treatments. 50% of patients reached improvement of 90% or better after 10 or fewer treatments. Common side effects included erythema, blisters, hyperpigmentation, and erosions, but were well tolerated.

Vitiligo Study[2]

Out of 221 vitiligo patches treated, 50.6% showed 75% pigmentation or more, 25.5% achieved 100% pigmentation of their patches, and 64.3% showed 50% pigmentation or more. Lesions on the face responded better than lesions elsewhere. **Conclusion:** The 308-nm xenon chloride excimer laser is an effective and safe modality for the treatment of vitiligo, with good results achieved in a relatively short duration of time.

Scalp Study[3]

All patients improved. 17/35 (49%) of **patients cleared>95%** (mean: 21 treatments; range: 6-52) and 16/35 (45%) cleared 50-95%. **Conclusion** - The excimer laser is a successful approach to treatment of psoriasis of the scalp being a simple treatment that can be performed in a short period of time and which has a high rate of effectiveness.

Pediatric Study[4]

4 children with a mean age of 11.0 years and 12 adults with a mean age of 48.8 years completed the protocol. Both the children and the adult groups yielded a significant decrease in psoriatic severity scores of their respective target lesions. The **children's group had a greater reduction (91.3% reduction)** as compared to the adult treatment group (61.6% reduction).

[1]**Multicenter Psoriasis Study** - *Feldman SR, Mellen BG, Housman TS, Fitzpatrick RE, Geronemus RG, Friedman PM, Vasily DB, Morison WL. Efficacy of the 308-nm excimer laser for treatment of psoriasis: Results of a multicenter study. J Am Acad of Dermatol; vol. 46, no. 6, June 2002, pp. 900-906*

[2]**Vitiligo Study** - *Suhail Hadi, Patricia Tinio, Khalid Al-Ghaithi, Haitham Al-Qari, Mohammad Al-Helalat, Mark Lebwohl, and James Spencer. Photomedicine and Laser Surgery. Treatment of Vitiligo Using the 308-nm Excimer Laser. Jun 2006.ahead of printhttp://doi.org/10.1089/pho.2006.24.354*

[3]**Scalp Study** - *Morison WL, Atkinson DF and Werthman L. Effective treatment of scalp psoriasis using the excimer (308nm) laser. Photodermatol Photoimmunol Photomed 2006; 22: 181-183*

[4]**Pediatric Study** - *Pahlajani N, Katz BJ, Lonzano AM, Murphy F and Gottlieb A. Comparison of the Efficacy and Safety of the 308nm Excimer laser for the Treatment of Localized Psoriasis in Adults and in Children: A Pilot Study. Pediatric Dermatology Vol. 22 No. 2, March/April 2005, pp. 161-165*

Induration Protocol Study - *Taneja A, Trehan M, Taylor C. 308-nm Excimer Laser for the Treatment of Psoriasis – Induration-Based Dosimetry. Arch Dermatol, Vol. 139, June 2003, pp. 759-764*

High Dose Protocol Study - *Michael Abrouk,1 Ethan Levin,2 Merrick Brodsky,1 Jessica R Gandy,1 Mio Nakamura,2 Tian Hao Zhu,3 Benjamin Farahnik,4 John Koo,2 and Tina Bhutani2 Excimer laser for the treatment of psoriasis: safety, efficacy, and patient acceptability. Published online 2016 Dec 12. doi: 10.2147/PTT.S105047*

STRATA
SKIN SCIENCES
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Financial Metrics  28  Note: all quarterly numbers are unaudited